Exhibit 10.3

UNITED TECHNOLOGIES CORPORATION

PENSION PRESERVATION PLAN

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2009

WHEREAS, United Technologies Corporation (the “Corporation”) established the United Technologies Corporation Pension Preservation Plan (the “Preservation Plan”) effective January 1, 1978 for the benefit of certain employees and merged the United Technologies Corporation Pension Replacement Plan (the “Replacement Plan”) into the Preservation Plan, effective December 31, 2006; and

WHEREAS, the Corporation reserved the right to amend the Preservation Plan through the action of its Pension Administration and Investment Committee (the “PAIC”) and/or its Pension Administration Committee (the “PAC”); and

WHEREAS, pursuant to a resolution duly adopted on December 3, 2009, the PAIC approved the amendment of the Preservation Plan for the purpose of conforming the terms of the Plan to the changes to the UTC Employee Retirement Plan; and

NOW, THEREFORE, effective December 31, 2009, the Preservation Plan is amended and restated as follows:

1.	INTRODUCTION & PURPOSE

The United Technologies Corporation Pension Preservation Plan (the “Preservation Plan”) is maintained as an unfunded plan solely for the purpose of providing retirement benefits in excess of the retirement and survivor benefits that may be paid from tax-qualified retirement plans due to (i) benefit limitations imposed by Section 415 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and (ii) the limitation imposed by Section 401(a)(17) of the Code on compensation that may be taken into account in computing retirement benefits under tax-qualified retirement plans (referred to collectively as the “Limits”). The Preservation Plan restores the amount of the retirement benefit or survivor benefit that may not be paid from the United Technologies Corporation Employee Retirement Plan (or any other tax-qualified defined benefit retirement plan sponsored by the Corporation) (the “Qualified Retirement Plan”) as a result of the Limits so that the total actuarial present value of the Qualified Retirement Plan and Pension Preservation Plan benefits equals the actuarial present value of the retirement benefit or survivor benefit that would be paid from the Qualified Retirement Plan if such Plan were administered without regard to the Limits. Effective with the merger of the Replacement Plan into this Plan, the amount of any reduction of Qualified Plan Retirement benefits resulting from the deferral of compensation that would otherwise be recognized under the Qualified Retirement Plans shall be provided under this Plan. The Preservation Plan shall be administered and construed to effectuate the foregoing intent.

2.	EFFECTIVE DATE

The Preservation Plan became effective on January 1, 1978. Except to the extent otherwise specifically provided herein, the Preservation Plan is hereby amended and restated, effective December 31, 2009. The Preservation Plan, as amended and restated, applies to amounts that were earned or vested after December 31, 2004 under the Preservation and Replacement Plans. Amounts that were earned and vested (within the meaning of Section 409A) under either the Preservation Plan or the Replacement Plan before January 1, 2005, and any subsequent increases in these amounts that are treated as grandfathered benefits under Section 409A, are subject to and shall continue to be governed by the terms of the Prior Plans as set forth in Appendix A and Appendix B as applicable.

From January 1, 2005 to the present, the Preservation Plan has been operated in good faith compliance with Section 409A in accordance with guidance provided by the Internal Revenue Service and provided for the following during this good faith compliance period:

(a)	Continued commencement of benefits under this Plan and the Qualified Retirement Plan;

(b)	Allowance of new payment elections by participants to comply with 409A requirements; and

(c)	Prohibited acceleration of any payments that would otherwise have been made in a later year and prohibited deferral to a later year of a payment that would otherwise have been made in the current year.

3.	DEFINITIONS

Any capitalized terms used herein that are not defined in this Section 3 shall have the meanings given to them by the United Technologies Corporation Employee Retirement Plan unless the context clearly indicates otherwise.

Beneficiary means the person, persons or entity designated in writing by a Participant to receive the value of his or her Current Plan Benefit in the event of the Participant’s death, , in accordance with the terms of this Plan. If a Participant fails to designate a Beneficiary under this Plan, the Beneficiary or Contingent Annuitant shall be determined under the Qualified Retirement Plan. If the Beneficiary (and any contingent Beneficiary) does not survive the Participant or if no Beneficiary is designated under the Qualified Retirement Plan, the value of the Participant’s Plan Benefit will be payable to the estate of the Participant, in accordance with the terms of this Plan.

Compensation Reduction means a reduction in compensation otherwise recognized under the Qualified Retirement Plan (without regard to the Limits) by reason of a Participant’s participation in the United Technologies Corporation Deferred Compensation Plan.

Code means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. Reference to any section of the Internal Revenue Code shall include any final regulations or other applicable guidance.

Corporation means the United Technologies Corporation.

Current Plan Benefit means amounts credited on or after January 1, 2005 under either the Preservation or Replacement Plans.

Disability means permanent and total disability as determined under the Corporation’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A(a)(2)(C) of the Code.

Election Form means the form provided to Participants electronically or in paper form for the purpose of electing the form of payment for a Current Plan Benefit.

Prior Plans means the United Technologies Corporation Pension Preservation Plan, as in effect on December 31, 2004, as set forth in Appendix A and the United Technologies Corporation Pension Replacement Plan, as in effect on December 31, 2004, as set forth in Appendix B.

Prior Preservation Plan means the United Technologies Corporation Pension Preservation Plan, as in effect on December 31, 2004, as set forth in Appendix A. All amounts earned and vested under the Prior Preservation Plan as of December 31, 2004, and any subsequent increases in these amounts that are permitted to be treated as grandfathered benefits under Section 409A, shall continue to be subject to the terms and conditions of the Prior Preservation Plan and shall not be affected by this amendment and restatement.

Prior Replacement Plan means the United Technologies Corporation Pension Replacement Plan, as in effect on December 31, 2004, as set forth in Appendix B. All amounts earned and vested under the Prior Replacement Plan as of December 31, 2004, and any subsequent increases in these amounts that are permitted to be treated as grandfathered benefits under Section 409A, shall continue to be subject to the terms and conditions of the Prior Replacement Plan and shall not be affected by this amendment and restatement.

Prior Plan Benefit means the aggregate value of the Prior Preservation Plan Benefit and Prior Replacement Plan Benefit as identified in Section 6, which are valued and administered separately in accordance with the terms and procedures in effect under the Prior Plans.

Qualified Retirement Plan means the United Technologies Corporation Employee Retirement Plan (or any other tax-qualified defined benefit retirement plan sponsored by the Corporation or a UTC Company).

Separation from Service means a Participant’s Termination of Employment with all UTC Companies, other than by reason of death. A Separation from Service will be deemed to occur where the Participant and the UTC Company that employs the Participant reasonably anticipate that the bona fide level of services the Participant will perform (whether as an employee or as an independent contractor) will be permanently reduced to a level that is less than thirty-seven and a half percent (37.5%) of the average level of bona fide services the Participant performed during the immediately preceding 36 months (or the entire period the Participant has provided services if the Participant has been providing services to the UTC Companies for less than 36 months.) A Participant shall not be considered to have had a Separation from Service as a result of a transfer from one UTC Company to another UTC Company.

Specified Employee means each of the fifty (50) highest-paid officers and other executives of the Corporation and its Subsidiaries, effective annually as of April 1st, based on wages subject to federal income tax withholding, and amounts that are excluded from taxable income by the employee’s election to make pre-tax contributions under a cafeteria plan, section 401(k) plan, or similar plan, determined for the preceding calendar year as provided in Treas. Reg. § 1.415(c)-2(d)(3). The term includes both U.S. and non-U.S. employees, and the compensation used to determine whether an employee is among the fifty (50) highest-paid officers and other executives shall be determined by treating non-U.S. compensation as if it had been earned in the U.S. by a U.S. citizen.

UTC Company means United Technologies Corporation or any entity controlled by or under common control with United Technologies Corporation within the meaning of Section 414(b) or (c) of the Code (but substituting “at least 20 percent” for “at least 80 percent” as the control threshold used in applying Sections 414(b) and (c)).

4.	ELIGIBILITY

Each employee of a UTC Company who is a Participant in the Qualified Retirement Plan shall be eligible to participate in the Preservation Plan if and to the extent such employee’s compensation increases such that the Participant’s Accrued Benefit under the Qualified Retirement Plan is limited by (i) provisions of the Qualified Retirement Plan that are designed solely to comply with the Limits; or (ii) such employee experiences a Compensation Reduction. In no event shall any person who is not entitled to benefits under the Qualified Retirement Plan be eligible for retirement benefits or survivor benefits under this Preservation Plan. An employee of the UTC Companies who is eligible for retirement benefits under the Preservation Plan and has completed three years of “Continuous Service” (as defined in the UTC Employee Retirement Plan as in effect on January 1, 2008) shall be referred to herein as a “Participant.”

5.	DETERMINATION OF PRESERVATION PLAN BENEFIT

The amount of the retirement benefit or survivor benefit payable from the Preservation Plan to or in respect of a Participant shall equal the excess, if any, of (a) over (b), and for purposes of this calculation, it shall be assumed that Qualified Retirement Plan Benefit and Preservation Plan Benefit commence at the same time, where

(a)	equals the retirement benefit or survivor benefit that would be paid to such Participant (or on his or her behalf to his Contingent Annuitant or Beneficiary) under the Qualified Retirement Plan if the provisions of the Qualified Retirement Plan were administered without regard to the Limits and Compensation Reduction; and

(b)	equals the retirement benefit or survivor benefit payable to such Participant (or on his or her behalf to his or her Contingent Annuitant or Beneficiary) under the Qualified Retirement Plan.

6.	PLAN BENEFITS

(a)	Prior Plan Benefit. Benefits accrued under the Prior Plan are not intended to be subject to Section 409A of the Code. No amendment to Appendix A or Appendix B that would constitute a “material modification” for purposes of Section 409A shall be effective unless the amending instrument states that it is intended to materially modify Appendix A and/or Appendix B and to cause the Prior Plan(s) to become subject to Section 409A. Although the Prior Plan Benefit is not intended to be subject to Section 409A, neither the UTC Companies nor any director, officer, or other representative of a UTC Company shall be liable for any adverse tax consequence suffered by a Participant or Beneficiary if a Prior Plan Benefit becomes subject to Section 409A.

(i)	Prior Preservation Plan Benefit

Amounts that were credited before January 1, 2005, and any subsequent increases in these amounts that are permitted to be treated as grandfathered benefits under Section 409A of the Code, shall be maintained and accounted for separately and shall remain subject to the terms and conditions of the Prior Plan, as set forth in Appendix A.

(ii)	Prior Replacement Plan Benefit

Amounts that were credited before January 1, 2005, and any subsequent increases in these amounts that are permitted to be treated as grandfathered benefits under Section 409A of the Code, shall be maintained and accounted for separately and shall remain subject to the terms and conditions of the Prior Plan, as set forth in Appendix B.

(b)	Current Plan Benefit. Current Plan Benefit shall include amounts credited to Participants under either the Preservation or Replacement Plans on or after January 1, 2005.

(c)	Sunset of Final Average Earnings Formula Plan Benefit. The determination of benefits payable under Section 5 of this Plan (“Determination of Preservation Plan Benefit”) shall be done in accordance with the applicable terms and provisions of the Qualified Retirement Plan, including the amendment to such Plan that provides for the elimination of the Final Average Earnings Formula and related credited service and compensation determination provisions, effective December 31, 2014.

7.	FORM OF PRESERVATION PLAN BENEFIT

(a)	The Committee shall determine, as of the earlier of the Participant’s Separation from Service or the Participant’s date of death, that portion of the Participant’s total retirement benefit or survivor benefit that is to be paid under the Preservation Plan, using the same formula that is used under the UTC Employee Retirement Plan to calculate such Participant’s benefit. The Committee will apply either the Final Average Earnings (FAE) formula, Cash Balance (CB) formula, or both as applicable to each Participant under the Qualified Retirement Plan. The Preservation Plan retirement benefit or survivor benefit shall be paid to the Participant, or on his or her behalf to any Contingent Annuitant or Beneficiary (as designated under the Qualified Retirement Plan), as a monthly annuity, unless a timely election is made in accordance with Subparagraph (c) of this Section 7.

(b)	A Participant may elect separate payment methods for Prior and Current Plan Benefits. Prior Plan Benefit elections are administered separately in accordance with the terms and procedures in effect under the Prior Plans, as set forth in Appendices A and B.

(c)	Unless a Participant elects a form of the benefit payment for Current Plan Benefit, benefits earned under the Preservation Plan will be paid as a single life annuity or actuarially equivalent life annuity. A Participant may elect to receive a single lump-sum payment or a series of 2 to 10 annual installment payments. A payment election under the Plan shall be made on an electronic or written Election Form, completed and submitted to the UTC Pension Service Center no later than December 31st of the calendar year prior to the year in which the period of service commences on which the benefit is based. A change in actuarially equivalent annuities shall not be deemed to be a change in payment election for purposes of this Plan. Except as provided below in Subsection (d), a Participant’s payment election shall become irrevocable on the election deadline date.

(d)	Change in Payment Election. A Participant may make an election to change the form of payment that the Participant elected under Section 7(c), subject to the following requirements:

(i)	The new election must be made at least twelve months prior to the date payments are scheduled to commence (and the new election shall be ineffective if the payment commencement date occurs within twelve months after the date of the new election);

(ii)	The new election will not take effect until at least twelve months after the date when the Participant submits a new Election Form to the UTC Pension Service Center; and

(iii)	The new benefit payment commencement date must be five years later than the date on which payments commence under the current election.

(e)	If a Participant’s benefit is calculated under the FAE formula and the Participant elects to have his or her Preservation Plan benefit paid in the form of a single lump-sum or annual installment distribution, the Actuarially Equivalent present value of the Preservation Plan retirement benefit or survivor benefit shall be determined using the RP-2000 Group Annuity Mortality Table and interest assumption equal to the average yield for tax-free municipal bonds of 10-year maturities, averaged over the prior 5 calendar years. For purposes of computing this interest assumption, the Actuary shall utilize the Barclays Capital 10-Year Municipal Bond Index, averaging the published yield for 10-year maturities (credit quality AA or above) on the last business day of the year over the most recent 5 consecutive full calendar year period. This rate shall be adjusted annually at the beginning of each calendar year.

(f)	The payment of a monthly annuity, lump-sum or annual installment distribution in accordance with this Section 7 shall be in full satisfaction of all of the Corporation’s obligations with respect to the Participant under the Preservation Plan.

8.	DISTRIBUTION OF BENEFIT

(a)	Except as provided in Section 7(d) (concerning the five-year delay following a Change in Payment Election), Section 8(b) (concerning distributions to Specified Employees), the value of a Participant’s Preservation Plan Benefit will be distributed (or begin to be distributed) to the Participant as follows:

(i)	If a Participant’s benefit is calculated under the FAE formula only, the benefit will be paid to Participant on the first of the month following the later of a Participant’s Separation from Service, or when the Participant reaches age 55;

(ii)	If a Participant’s benefit is calculated under the CB formula only, the benefit will be paid to Participant on the first of the month following the Participant’s Separation from Service;

(iii)	If a Participant’s benefit is calculated under both the FAE and CB formulas, the benefit will be paid to the Participant according to the rules outlined above in Subsections (i) and (ii) for the corresponding portions of the benefit.

(b)	Separation from Service of Specified Employees. If the Participant is a Specified Employee on the date of the Participant’s Separation from Service, distribution of the Participant’s Current Plan Benefit to the Participant that is made on account of the Participant’s Separation from Service will not be made or commence earlier than the first day of the seventh month following the date of Separation from Service.

(c)	Administrative Adjustments in Payment Date. A payment is treated as being made on the date when it is due under the Plan if the payment is made on the due date specified by the Plan, or on a later date that is either (i) in the same calendar year (for a payment whose specified due date is on or before September 30), or (ii) by the 15th day of the third calendar month following the date specified by the Plan (for a payment whose specified due date is on or after October 1). A payment also is treated as being made on the date when it is due under the Plan if the payment is made not more than 30 days before the due date specified by the Plan. In no event, will a payment to a Specified Employee be made or commence earlier than the first day of the seventh month following the date of Separation from Service. A Participant may not, directly or indirectly, designate the taxable year of a payment made in reliance on the administrative rules in this Section 8(c).

9.	DISTRIBUTION IN THE EVENT OF DEATH

(a)	If a Participant’s benefit (or portion of a benefit) is calculated under the FAE formula and the Participant has not made an election to receive his or her Pension Preservation Plan Benefit in a lump sum or installments as of the date of death, any survivor benefits will be paid as a life annuity subject to the following:

(i)	If death occurs prior to age 55 with five years of service, the spouse of the Participant shall receive a 50% Contingent Annuity Benefit beginning on the date the Participant would have attained his or her 55th birthday. If the Participant is unmarried, no Plan benefit is payable.

(ii)	If death occurs prior to age 55 with ten years of service, the spouse of the Participant shall receive a 100% Contingent Annuity Benefit beginning on the date the Participant would have attained his or her 55th birthday. If the Participant is unmarried, no Plan benefit is payable.

(iii)	If death occurs on or after attainment of age 55 with ten years of service or attainment of age 65, survivor benefits shall be paid as a 100% Contingent Annuity Benefit beginning on the first business day of the month following the Participant’s death in the following order:

(1)	to the Spouse of the Participant, if the Participant is married at the time of death;

(2)	to the named Beneficiary or contingent annuitant, if the Participant is not married at the time of death;

(3)	to the children of the Participant if the Participant has not designated a Beneficiary prior to his or her death; or

(4)	to the estate of the Participant, if the Participant has no children at the time of his or her death.

If the Participant is not married at the time of death and the Participant has not designated a Beneficiary or contingent annuitant, the benefit shall be payable as:

(1)	a 10-year certain actuarially equivalent annuity to the children of the Participant; or

(2)	a 5-year certain actuarially equivalent annuity to the estate of the Participant.

(b)	If a Participant’s benefit (or portion of a benefit) is calculated under the FAE formula and the Participant has made an election to receive his or her Preservation Plan Benefit in a lump sum or annual installments in accordance with Section 7(c) herein, such Participant shall have survivor benefits paid to his or her Beneficiary as follows: If death occurs prior to age 55, the Preservation Plan accrued benefit shall be paid in a lump sum payment as of the date the Participant would have attained his or her 55th birthday. If death occurs after the benefit commencement date but before all annual installments have been paid, the remaining installments will be paid to his or her Beneficiary as scheduled.

(c)	If a Participant’s benefit (or portion of a benefit) is calculated under the CB formula, the Participant shall have survivor benefits paid in a lump sum on the first business day of the month following the Participant’s death as follows:

(i)	to the Spouse of the Participant, if the Participant is married at the time of death;

(ii)	to the named Beneficiary or contingent annuitant, if the Participant is not married at the time of death;

(iii)	to the children of the Participant if the Participant has not designated a Beneficiary prior to his or her death; or

(iv)	to the estate of the Participant, if the Participant has no children at the time of his or her death.

10.	DISABILITY

In the event of the Disability of a Participant, the Participant’s Plan Benefit will be maintained and distributed in accordance with the terms of the Plan and the Participant’s elections on file.

11.	MINIMUM BALANCE PAYOUT PROVISION

If the value of a Participant’s Current Plan Benefit, determined at the time of the Participant’s Separation From Service is less than one-hundred thousand dollars ($100,000), the Committee will distribute the Participant’s entire Current Plan Benefit in a lump sum on the first business day following the Participant’s Separation From Service, notwithstanding a Participant’s election to receive a different form of distribution.

12.	FUNDING

The Preservation Plan shall be maintained as an unfunded Plan that is not intended to meet the qualification requirements of Section 401 of the Code. Except in the event of a Change in Control of the Corporation (as described in Section 13 hereof), all benefits under the Preservation Plan shall be payable solely from the general assets of the Corporation. In this regard, the rights of each Participant, Contingent Annuitant and Beneficiary under the Preservation Plan with respect to his or her Preservation Plan retirement benefit or survivor benefit shall be those of a general unsecured creditor of the Corporation. No Participant, Contingent Annuitant or Beneficiary hereunder shall be entitled to receive any benefits payable under the Preservation Plan from the assets of the Qualified Retirement Plan, nor shall the Corporation undertake to set aside assets in trust or otherwise segregate assets to fund its obligations under the Preservation Plan except as provided in Section 13 hereof.

13.	CHANGE OF CONTROL

In the event of a Change of Control of the Corporation, the Corporation shall immediately fully fund the value of all Accrued Benefit under the Preservation Plan, determined by the Actuary as of the date of the Change of Control, provided the funding is not proximate to a downturn in the Corporation’s financial health within the meaning of Treas. Reg. Section 1.409A-3(j)(4)(ix)(C)(1). The required proceeds will be contributed to the United Technologies Corporation Pension Preservation Plan Retirement Security Trust, a rabbi trust, and such proceeds will be held and maintained in the United States. In addition, if the United Technologies Corporation Board of Directors Committee on Compensation and Executive Development takes any action under the United Technologies Corporation Long Term Incentive Plan (the “LTIP”), including, without limitation, the accelerated vesting or other adjustment to outstanding LTIP awards in anticipation of (i) a Change of Control (ii) an event, which if consummated, would constitute a Change of Control or (iii) any other significant change pertaining to the ownership of the Corporation, the Corporation shall then also immediately fund the United Technologies Corporation Pension Preservation Plan Retirement Security Trust, a rabbi trust, provided the funding is not proximate to a downturn in the Corporation’s financial health within the meaning of Treas. Reg. Section 1.409A-3(j)(4)(ix)(C)(1); and further provided such funds are held and maintained in the United States. For purposes of this Section 13, “Change of Control” shall have the meaning given to that term under the LTIP.

14.	NONASSIGNABILITY

No Participant, Contingent Annuitant or Beneficiary or any other person shall have the right to sell, assign, transfer, pledge, or otherwise encumber any interest in the Preservation Plan. All Preservation Plan benefits are unassignable and non-transferable and shall not be subject to attachment or seizure for the payment of any debts, judgments or other obligations. No Preservation Plan interest shall be transferred by operation of law in the event of the bankruptcy or insolvency of a Participant, Contingent Annuitant, or Beneficiary.

15.	NO CONTRACT OF EMPLOYMENT

Participation in the Preservation Plan shall not be construed to constitute a direct or indirect contract of employment between the Corporation and the Participant. Nothing in the Preservation Plan shall be deemed to give a Participant the right to be retained in the service of the Corporation for any length of time. Participants, Contingent Annuitants and Beneficiaries shall have no rights against the Corporation resulting from participation in the Preservation Plan other than as specifically provided herein.

16.	OPERATION AND ADMINISTRATION

The Preservation Plan shall be administered by the Pension Administration and Investment Committee of United Technologies Corporation (the “Committee”). The Committee shall have the right to delegate its responsibilities hereunder to sub-committees and individuals. Any question of administration or interpretation arising under the Preservation Plan shall be determined by the Committee (or its delegate) in its full discretion, and its decision shall be final and binding upon all parties.

17.	TAXES/WITHHOLDING

The Corporation shall have the right to withhold taxes from Preservation Plan benefit accruals and payments to the extent it reasonably determines such withholding to be required by law to be withheld from such credits and payments.

18.	GOVERNING LAW

The Preservation Plan shall be construed, administered and enforced in accordance with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and to the extent not preempted thereby, the laws of the State of Connecticut (disregarding its choice-of-law rules).

19.	AMENDMENT AND TERMINATION

(a)	The Corporation expects to continue the Preservation Plan indefinitely, but reserves the right, by action of the Committee, to amend or terminate the Preservation Plan at any time, provided, however, that no such action shall decrease any benefits accrued under the Preservation Plan as of the date of such action. Although the benefits accrued under the Preservation Plan are not subject to the restrictions imposed by Section 204(g) of ERISA, the proviso in the preceding sentence shall be construed in a manner consistent with Section 204(g) of ERISA. As a result, the proviso referred to in the preceding sentence imposes restrictions identical with the restrictions that would be imposed on the Preservation Plan if the Preservation Plan were subject to Section 204(g) of ERISA.

(b)

Upon the termination of the Plan with respect to all Participants, and termination of all arrangements sponsored by the Corporation or its affiliates that would be aggregated with the Plan under Section 409A of the Code, the Corporation shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay the Participant’s vested Benefit in a lump sum, to the extent permitted under Section 409A. All payments that may be made pursuant to this Section 19(b) shall be made no earlier than the thirteenth month and no later than the twenty-fourth month after the termination of the Plan. The Corporation may not accelerate payments pursuant to this Section 19(b) if the termination of the Plan is proximate to a downturn in the Corporation’s financial health within the meaning of Treas. Reg. Section 1.409A-3(j)(4)(ix)(C)(1). If the Corporation exercises its discretion to accelerate payments under this Section 19(b), it shall not adopt any new arrangement that would have been aggregated with this Plan under Section 409A within three years following the date of the Plan’s termination.

20.	COMPLIANCE WITH SECTION 409A

To the extent that rights or payments under this Plan are subject to Section 409A of the Internal Revenue Code, the Preservation Plan shall be construed and administered in compliance with the conditions of Section 409A and regulations and other guidance issued pursuant to Section 409A for deferral of income taxation until the time the compensation is paid. Any distribution election that would not comply with Section 409A of the Code shall not be effective for purposes of this Plan. To the extent that a provision of this Plan does not comply with Section 409A of the Code, such provision shall be void and without effect. The Corporation does not warrant that the Preservation Plan will comply with Section 409A of the Code with respect to any Participant or with respect to any payment. In no event shall a UTC Company; any director, officer, or employee of a UTC Company (other than the Participant); or any member of the Committee be liable for any additional tax, interest, or penalty incurred by a Participant or Beneficiary as a result of the Preservation Plan’s failure to satisfy the requirements of Section 409A of the Code, or as a result of the Plan’s failure to satisfy any other requirements of applicable tax laws.

21.	SUCCESSORS

The provisions of the Preservation Plan shall bind and inure to the benefit of the Corporation, and its successors and assigns. The term successors shall include any corporate or other business entity that by merger, consolidation, purchase or otherwise acquires all or substantially all of the business and assets of the Corporation and successors of any such Corporation or other entity.

22.	BENEFIT CLAIMS PROCEDURE

(a)	The Committee shall establish and communicate procedures for Participants to obtain forms required to effect elections and designations under the Plan. The Committee may establish a telephonic communication system to facilitate the administration of the Plan and to provide information to Participants, provided that any estimate of a Participant’s current or projected accrued benefit shall in no event be binding on the Committee in the event of any discrepancy between such estimate and a Participant’s actual accrued benefit, which, in all cases, shall control. Upon notification of the death of any Participant while in the employment of the Employer, the Committee may initiate any claim on behalf of the Spouse, Contingent Annuitant, or Beneficiary.

(b)	A Participant or Beneficiary who believes that he or she has been denied a benefit to which he or she is entitled under the Plan (referred to in this Section 22 as a “Claimant”) may file a written request with the Committee setting forth the claim. The Committee shall consider and resolve the claim as set forth below.

(i)	Upon receipt of a claim, the Committee or its designated agent shall advise the Claimant that a response will be forthcoming within 90 days. The Committee may, however, extend the response period for up to an additional 90 days for reasonable cause, and shall notify the Claimant of the reason for the extension and the expected response date. The Committee or its designated agent shall respond to the claim within the specified period.

(ii)	If the claim is denied in whole or part, the Committee shall provide the Claimant with a written decision, using language calculated to be understood by the Claimant, setting forth (1) the specific reason or reasons for such denial; (2) the specific reference to relevant provisions of this Plan on which such denial is based; (3) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (4) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; (5) the time limits for requesting a review of the claim; and (6) the Claimant’s right to bring an action for benefits under Section 502(a) of ERISA.

(iii)

Within 60 days after the Claimant’s receipt of the written decision denying the claim in whole or in part, the Claimant may request a review of such determination by filing a notice of appeal in writing with the Benefit Claims Appeal Committee (the “Benefits Appeal Committee”). Such notice must set forth all relevant factors upon which the appeal is based. The Claimant or his or her duly authorized representative may, but need not, review the relevant documents and submit issues and comment in writing for consideration by the Benefits Appeal Committee. If the Claimant does not request a review of the initial determination within such 60-day period, the Claimant shall be barred from challenging the determination.

(iv)	Within 60 days after the Benefits Appeal Committee receives a request for review, it will review the initial determination. If special circumstances require that the 60-day time period be extended, the Benefits Appeal Committee will so notify the Claimant and will render the decision as soon as possible, but no later than 120 days after receipt of the request for review.

(v)	The Benefits Appeal Committee shall have the greatest discretion permitted by law in making decisions pursuant to this Section 22. All decisions on review shall be final and binding with respect to all concerned parties. The decision on review shall set forth, in a manner calculated to be understood by the Claimant, (1) the specific reasons for the decision, including references to the relevant Plan provisions upon which the decision is based; (2) the Claimant’s right to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information, relevant to his or her benefits; and (3) the Claimant’s right to bring an action for benefits under Section 502(a) of ERISA.

Appendix A

This Appendix A sets forth the United Technologies Corporation Pension Preservation Plan, as in effect on December 31, 2004 (“Prior Preservation Plan”), and as modified thereafter from time to time in a manner that does not constitute a “material modification” for purposes of Section 409A. Amounts that were earned and vested (within the meaning of Section 409A) prior to January 1, 2005, and any subsequent increases in these amounts that are permitted to be treated as grandfathered benefits under Section 409A, are generally subject to and shall continue to be governed by the terms of this Prior Preservation Plan.

UNITED TECHNOLOGIES CORPORATION

PENSION PRESERVATION PLAN

AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1996

1.	INTRODUCTION & PURPOSE

The United Technologies Corporation Pension Preservation Plan (the “Preservation Plan”) is maintained as an unfunded plan solely for the purpose of providing retirement benefits in excess of the retirement and survivor benefits that may be paid from tax-qualified retirement plans due to (i) benefit limitations imposed by Section 415 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and (ii) the limitation imposed by Section 401(a)(17) of the Code on compensation that may be taken into account in computing retirement benefits under tax-qualified retirement plans (referred to collectively as the “Limits”). The Preservation Plan restores the amount of the retirement benefit or survivor benefit that is not paid from the United Technologies Corporation Employee Retirement Plan (or any other tax-qualified defined benefit retirement plan sponsored by the Corporation) (the “Qualified Retirement Plan”) as a result of the Limits so that the total actuarial present value of the Qualified Retirement Plan and Pension Preservation Plan benefits equals the actuarial present value of the retirement benefit or survivor benefit that would be paid from the Qualified Retirement Plan if such Plan were administered without regard to the Limits. The Preservation Plan shall be administered and construed to effectuate the foregoing intent.

The capitalized terms used herein shall have the meanings given to them by the United Technologies Corporation Employee Retirement Plan unless the context clearly indicates otherwise.

2.	EFFECTIVE DATE

The Preservation Plan became effective on January 1, 1978. This amendment and restatement of the Preservation Plan shall be effective January 1, 1996, except to the extent otherwise specifically provided herein.

3.	ELIGIBILITY

An employee of United Technologies Corporation (the “Corporation”) or an affiliate thereof who is a Participant in the Qualified Retirement Plan shall be eligible to participate in the Preservation Plan if and to the extent the Participant’s Accrued Benefit under the Qualified Retirement Plan is reduced or limited by provisions of the Qualified Retirement Plan that are designed solely to comply with the Limits. In no event shall any person who is not entitled to benefits under the Qualified Retirement Plan be eligible for retirement benefits or survivor benefits under the Preservation Plan. An employee of the Corporation or an affiliate thereof who is eligible for retirement benefits under the Preservation Plan shall be referred to herein as a “Participant.”

4.	DETERMINATION OF PRESERVATION PLAN BENEFIT

The amount of the retirement benefit or survivor benefit payable from the Preservation Plan to or in respect of a Participant shall equal the excess, if any, of (a) over (b), where

(a)	equals the retirement benefit or survivor benefit that would be paid to such Participant (or on his or her behalf to his Contingent Annuitant or Beneficiary) under the Qualified Retirement Plan if the provisions of the Qualified Retirement Plan were administered without regard to the Limits; and

(b)	equals the retirement benefit or survivor benefit payable to such Participant (or on his or her behalf to his or her Contingent Annuitant or Beneficiary) under the Qualified Retirement Plan.

5.	FORM OF PRESERVATION PLAN BENEFIT

(a)	The Plan Administrator shall determine, as of the earlier of the Participant’s Retirement Date or the Participant’s date of death, that portion of the Participant’s total retirement benefit or survivor benefit that is to be paid under the Preservation Plan. The Preservation Plan retirement benefit or survivor benefit shall be paid to the Participant, or on his or her behalf to any Contingent Annuitant or Beneficiary (as designated under the Qualified Retirement Plan), in the form of distribution that applies to the benefit payments made to, or on behalf of, the Participant under the Qualified Retirement Plan unless the Participant has made a timely election to receive his or her Preservation Plan retirement benefit in a single lump-sum payment or in a series of 2 to 10 annual installment payments in accordance with this Section 5.

(b)	If—

(i)	the Participant qualifies for an Early Retirement Annuity or a Normal Retirement Annuity or satisfies the Rule of 65 under Section 5.4 of the United Technologies Corporation Employee Retirement Plan (or dies after qualifying for an Early Retirement Annuity or a Normal Retirement Annuity or satisfying such Rule of 65, but before the date as of which retirement benefits under the Qualified Retirement Plan are scheduled to begin), and

(ii)	terminates, or retires from, employment with the Corporation and its affiliates after December 31, 1995,

the Participant may elect, in accordance with Section 5(c) hereof, to have his or her Preservation Plan retirement benefit or survivor benefit paid in a lump-sum or in annual installments, payable (or commencing) as of the Participant’s Retirement Date. Subject to the provisions of Section 5(c) hereof, a Participant may revoke any such election at any time. A Participant shall have no right under the Preservation Plan to have his or her Qualified Retirement Plan benefit paid in a lump sum or in annual installments. Distributions from the Qualified Retirement Plan shall be governed solely by the terms of the Qualified Retirement Plan.

(c)	An election to have a lump-sum or installment distribution paid pursuant to Section 5(b) hereof (or a revocation of any such election) shall be disregarded unless it is filed at least one year before the Participant’s Retirement Date (or, if earlier, the first day of the month next following the Participant’s date of death), except that

(i)	If such an election or revocation is filed on or before October 30, 1996, the election or revocation shall be given effect only if the Participant consents to a distribution (or the commencement of distributions) under the Preservation Plan as of a date occurring on or after January 1, 1997; and

(ii)	If such an election or revocation is filed on or after November 1, 1996, and on or before December 31, 1996, the election or revocation shall be given effect only if the Participant consents to a distribution (or the commencement of distributions) under the Preservation Plan as of a date occurring on or after April 1, 1997.

(d)	If a Participant elects to have his or her Preservation Plan benefit paid in the form of a single lump-sum or annual installment distribution, the Actuarially Equivalent present value of the Preservation Plan retirement benefit or survivor benefit shall be determined using the 1983 Group Annuity Mortality Table and an interest assumption equal to the average yield for tax-free municipal bonds of 10-year maturities, averaged over the prior 5 calendar years. For purposes of computing this interest assumption, the Actuary shall utilize the Lehman Bros. Municipal Bond Index, averaging the published yield for 10-year maturities (credit quality AA or above) on the last business day of the year over the most recent 5 consecutive full calendar year period. This rate shall be adjusted annually at the beginning of each calendar year.

(e)	The payment of a lump-sum or annual installment distribution in accordance with this Section 5 shall be in full satisfaction of all of the Corporation’s obligations with respect to the Participant under the Preservation Plan.

6.	DEATH BENEFITS

A Participant who has made an election to receive Pension Preservation Plan benefits in a lump sum or annual installments in accordance with Section 5 herein shall have survivor benefits paid to his or her Pension Preservation Plan beneficiary as follows. If death occurs prior to age 55, the Pension Preservation Plan accrued benefit shall be paid in a lump sum payment as of the date the Participant would have attained his or her 55th birthday. If death occurs after retirement but before all annual installments have been paid, the remaining installments will be paid to his or her Beneficiary as scheduled unless the estate of the Participant is the Beneficiary in which case the commuted value of the remaining payments will be paid in a lump sum.

If no election to receive Pension Preservation Plan benefits in a lump sum or installments is in effect as of the date of death, any survivor benefits will be paid in accordance with the distribution option in effect and to the Beneficiary or Contingent Annuitant designated under the Qualified Retirement Plan.

7.	FUNDING

The Preservation Plan shall be maintained as an unfunded Plan that is not intended to meet the qualification requirements of Section 401 of the Code. Except in the event of a Change in Control of the Corporation (as described in Section 7 hereof), all benefits under the Preservation Plan shall be payable solely from the general assets of the Corporation. In this regard, the rights of each Participant, Contingent Annuitant and Beneficiary under the Preservation Plan with respect to his or her Preservation Plan retirement benefit or survivor benefit shall be those of a general unsecured creditor of the Corporation. No Participant, Contingent Annuitant or Beneficiary hereunder shall be entitled to receive any benefits payable under the Preservation Plan from the assets of the Qualified Retirement Plan, nor shall the Corporation undertake to set aside assets in trust or otherwise segregate assets to fund its obligations under the Preservation Plan except as provided in Section 7 hereof.

8.	CHANGE OF CONTROL

In the event of a Change of Control of the Corporation, the Corporation shall immediately fully fund the value of all Accrued Benefits under the Preservation Plan, determined by the Actuary as of the date of the Change of Control. The required proceeds will be contributed to the United Technologies Corporation Pension Preservation Plan Retirement Security Trust. In addition, if the United Technologies Corporation Board of Directors Committee on Compensation and Executive Development takes any action under the United Technologies Corporation Long Term Incentive Plan (the “LTIP”), including, without limitation, the accelerated vesting or other adjustment to outstanding LTIP awards in anticipation of (i) a Change of Control (ii) an event, which if consummated, would constitute a Change of Control or (iii) any other significant change pertaining to the ownership of the Corporation, the Corporation shall then also immediately fund the United Technologies Corporation Pension Preservation Plan Retirement Security Trust. For purposes of this Section 7, “Change of Control” shall have the meaning given to that term under the LTIP.

9.	NONASSIGNABILITY

No Participant, Contingent Annuitant or Beneficiary or any other person shall have the right to sell, assign, transfer, pledge, or otherwise encumber any interest in the Preservation Plan. All Preservation Plan benefits are unassignable and non-transferable and shall not be subject to attachment or seizure for the payment of any debts, judgments or other obligations. No Preservation Plan interest shall be transferred by operation of law in the event of the bankruptcy or insolvency of a Participant, Contingent Annuitant, or Beneficiary.

10.	NO CONTRACT OF EMPLOYMENT

Participation in the Preservation Plan shall not be construed to constitute a direct or indirect contract of employment between the Corporation and the Participant. Nothing in the Preservation Plan shall be deemed to give a Participant the right to be retained in the service of the Corporation for any length of time. Participants, Contingent Annuitants and Beneficiaries shall have no rights against the Corporation resulting from participation in the Preservation Plan other than as specifically provided herein.

11.	OPERATION AND ADMINISTRATION

The Preservation Plan shall be administered by the Pension Administration and Investment Committee of United Technologies Corporation (the “Committee”). The Committee shall have the right to delegate its responsibilities hereunder to sub-committees and individuals. Any question of administration or interpretation arising under the Preservation Plan shall be determined by the Committee (or its delegate) in its full discretion, and its decision shall be final and binding upon all parties.

12.	TAXES/WITHHOLDING

The Corporation shall have the right to withhold taxes from Preservation Plan benefit payments to the extent it reasonably determines such withholding to be required by law.

13.	GOVERNING LAW

The Preservation Plan shall be construed, administered and enforced in accordance with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and to the extent not preempted thereby, the laws of the State of Connecticut (disregarding its choice-of-law rules).

14.	AMENDMENT AND DISCONTINUANCE

The Corporation expects to continue the Preservation Plan indefinitely, but reserves the right, by action of the Committee, to amend or discontinue the Preservation Plan at any time, provided, however, that no such action shall decrease any benefits accrued under the Preservation Plan as of the date of such action. Although the benefits accrued under the Preservation Plan are not subject to the restrictions imposed by Section 204(g) of ERISA, the proviso in the preceding sentence shall be construed in a manner consistent with Section 204(g) of ERISA. As a result, the proviso referred to in the preceding sentence imposes restrictions identical with the restrictions that would be imposed on the Preservation Plan if the Preservation Plan were subject to Section 204(g) of ERISA.

15.	SUCCESSORS

The provisions of the Preservation Plan shall bind and inure to the benefit of the Corporation, and its successors and assigns. The term successors shall include any corporate or other business entity that by merger, consolidation, purchase or otherwise acquires all or substantially all of the business and assets of the Corporation and successors of any such Corporation or other entity.

16.	BENEFIT CLAIMS PROCEDURE

(a)	The Plan Administrator shall establish and communicate procedures for Participants to obtain forms required to effect elections and designations under the Plan. The Plan Administrator may establish a telephonic communication system to facilitate the administration of the Plan and to provide information to Participants, provided that any estimate of a Participant’s current or projected accrued benefit shall in no event be binding on the Plan Administrator in the event of any discrepancy between such estimate and a Participant’s actual Accrued Benefit, which, in all cases, shall control. Upon notification of the death of any Participant while in the employment of the Employer, the Plan Administrator may initiate any claim on behalf of the Spouse, Contingent Annuitant, or Beneficiary.

(b)	If a claim is denied, the Plan Administrator or its designated agent shall give the claimant notice in writing of such denial, which notice shall set forth (i) the specific reason(s) for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such materials or information are necessary; and (iv) an explanation of the Plan’s claim review procedure.

(c)	Within 60 days after receipt of the notice of denial described above, the claimant may request a review of such denial by filing a notice of appeal in writing with the Benefit Claims Appeal Committee (the “Benefits Appeal Committee”). Such notice must set forth all relevant factors upon which the appeal is based. The Benefits Appeal Committee shall decide the issues raised by the appeal, either with or without holding a hearing, and shall issue to the claimant a written notice setting forth its decision and the reasons for the decision. The Benefits Appeal Committee’s decision shall be made not more than 60 days after it has received the claimant’s request for review, unless the Benefits Appeal Committee determines that special circumstances require an extension of time and so notifies the claimant, in which case a decision shall be made not more than 120 days after it has received the request for review. The Benefits Appeal Committee shall have the greatest discretion permitted by law in making decisions pursuant to this Section 16. All interpretations, determinations, and decisions of the Benefits Appeal Committee in respect of any claim shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

Appendix B

This Appendix B sets forth the United Technologies Corporation Pension Replacement Plan, as in effect on December 31, 2004 (“Prior Replacement Plan”), and as modified thereafter from time to time in a manner that does not constitute a “material modification” for purposes of Section 409A. Amounts that were earned and vested (within the meaning of Section 409A) prior to January 1, 2005, and any subsequent increases in these amounts that are permitted to be treated as grandfathered benefits under Section 409A, are generally subject to and shall continue to be governed by the terms of this Prior Replacement Plan.

UNITED TECHNOLOGIES CORPORATION

PENSION REPLACEMENT PLAN

AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1996

1.	INTRODUCTION & PURPOSE

The United Technologies Corporation Pension Replacement Plan (the “Replacement Plan”) is maintained as an unfunded plan solely for the purpose of providing retirement benefits in excess of the retirement and survivor benefits that may be paid from the United Technologies Corporation Employee Retirement Plan (or any other tax-qualified defined benefit retirement plan sponsored by the Corporation) (the “Qualified Retirement Plan”) and the United Technologies Corporation Pension Preservation Plan as a result of any reduction in a Participant’s compensation that would otherwise be utilized in computing accrued benefits under such Plans where the reduction results from participation in the Corporation’s Deferred Compensation Plan.

The capitalized terms used herein shall have the meanings given to them by the United Technologies Corporation Employee Retirement Plan unless the context clearly indicates otherwise.

2.	EFFECTIVE DATE

The Replacement Plan became effective on April 1, 1985 as the United Technologies Corporation Supplemental Plan, which was subsequently renamed the United Technologies Corporation Pension Replacement Plan. This amendment and restatement of the Replacement Plan shall be effective January 1, 1996, except to the extent otherwise specifically provided herein.

3.	ELIGIBILITY

An employee of United Technologies Corporation (the “Corporation”) or an affiliate thereof who is a Participant in the Qualified Retirement Plan and the Pension Preservation Plan (if applicable) shall be eligible to participate in the Replacement Plan if and to the extent the Participant’s Accrued Benefit under the Qualified Retirement Plan or the Pension Preservation Plan is reduced as a result of participation in the United Technologies Corporation Deferred Compensation Plan or other similar deferred compensation arrangement if the Corporation authorizes the replacement of pension benefits in such arrangement (the “Deferred Compensation Plan”). In no event shall any person who is not entitled to benefits under the Qualified Retirement Plan be eligible for retirement benefits or survivor benefits under the Replacement Plan. An employee of the Corporation or an affiliate thereof who is eligible for retirement benefits under the Replacement Plan shall be referred to herein as a “Participant.”

4.	DETERMINATION OF REPLACEMENT PLAN BENEFIT

The amount of the retirement benefit or survivor benefit payable from the Replacement Plan to or in respect of a Participant shall equal the excess, if any, of (a) over (b), where

(a)	equals the retirement benefit or survivor benefit that would be paid to such Participant (or on his or her behalf to his Contingent Annuitant or Beneficiary) under the Qualified Retirement Plan and the Pension Preservation Plan if the provisions of such Plans were administered by taking into account any compensation that was deferred under the Deferred Compensation Plan; and

(b)	equals the retirement benefit or survivor benefit payable to such Participant (or on his or her behalf to his or her Contingent Annuitant or Beneficiary) under the Qualified Retirement Plan and the Pension Preservation Plan.

5.	FORM OF PRESERVATION PLAN BENEFIT

(a)	The Plan Administrator shall determine, as of the earlier of the Participant’s Retirement Date or the Participant’s date of death, that portion of the Participant’s total retirement benefit or survivor benefit that is to be paid under the Replacement Plan. The Replacement Plan retirement benefit or survivor benefit shall be paid to the Participant, or on his or her behalf to any Contingent Annuitant or Beneficiary (as designated under the Qualified Retirement Plan), in the form of distribution that applies to the benefit payments made to, or on behalf of, the Participant under the Qualified Retirement Plan unless the Participant has made a timely election to receive his or her Replacement Plan retirement benefit in a single lump-sum payment or in a series of 2 to 10 annual installment payments in accordance with this Section 5.

(b)	If—

(i)	the Participant qualifies for an Early Retirement Annuity or a Normal Retirement Annuity or satisfies the Rule of 65 under Section 5.4 of the United Technologies Corporation Employee Retirement Plan (or dies after qualifying for an Early Retirement Annuity or a Normal Retirement Annuity or satisfying such Rule of 65, but before the date as of which retirement benefits under the Qualified Retirement Plan are scheduled to begin), and

(ii)	terminates, or retires from, employment with the Corporation and its affiliates after December 31, 1995,

the Participant may elect, in accordance with Section 5(c) hereof, to have his or her Replacement Plan retirement benefit or survivor benefit paid in a lump sum or in annual installments, payable (or commencing) as of the Participant’s Retirement Date. Subject to the provisions of Section 5(c) hereof, a Participant may revoke any such election at any time. A Participant shall have no right under the Replacement Plan to have his or her Qualified Retirement Plan benefit paid in a lump sum or in annual installments. Distributions from the Qualified Retirement Plan shall be governed solely by the terms of the Qualified Retirement Plan.

(c)	An election to have a lump-sum or installment distribution paid pursuant to Section 5(b) hereof (or a revocation of any such election) shall be disregarded unless it is filed at least one year before the Participant’s Retirement Date (or, if earlier, the first day of the month next following the Participant’s date of death), except that

(i)	If such an election or revocation is filed on or before October 30, 1996, the election or revocation shall be given effect only if the Participant consents to a distribution (or the commencement of distributions) under the Replacement Plan as of a date occurring on or after January 1,1997; and

(ii)	If such an election or revocation is filed on or after November 1, 1996, and on or before December 31, 1996, the election or revocation shall be given effect only if the Participant consents to a distribution (or the commencement of distributions) under the Replacement Plan as of a date occurring on or after April 1, 1997.

(d)	If a Participant elects to have his or her Replacement Plan benefit paid in the form of a single lump-sum or annual installment distribution, the Actuarially Equivalent present value of the Replacement Plan retirement benefit or survivor benefit shall be determined using the 1983 Group Annuity Mortality Table and an interest assumption equal to the average yield for tax-free municipal bonds of 10-year maturities, averaged over the prior 5 calendar years. For purposes of computing this interest assumption, the Actuary shall utilize the Lehman Bros. Municipal Bond Index, averaging the published yield for 10-year maturities (credit quality AA or above) on the last business day of the year over the most recent 5 consecutive full calendar year period. This rate shall be adjusted annually at the beginning of each calendar year.

(e)	The payment of a lump sum or annual installment distribution in accordance with this Section 5 shall be in full satisfaction of all of the Corporation’s obligations with respect to the Participant under the Replacement Plan.

6.	DEATH BENEFITS

A Participant who has made an election to receive Replacement Plan benefits in a lump sum or annual installments in accordance with Section 5 herein and such election is effective as of the date of the Participant’s death shall have survivor benefits paid to his or her Replacement Plan Beneficiary as follows. If death occurs prior to age 55, the Replacement Plan benefits shall be paid in a lump sum payment as of the date the Participant would have attained his or her 55th birthday. If death occurs after retirement but before all annual installments have been paid, the remaining installments will be paid to his or her Beneficiary as scheduled unless the estate of the Participant is the Beneficiary in which case the commuted value of the remaining payments will be paid in a lump sum.

If no election to receive Replacement Plan benefits in a lump sum or installments is in effect as of the date of death, any survivor benefits will be paid in accordance with the distribution option in effect and to the Beneficiary or Contingent Annuitant designated under the Qualified Retirement Plan.

7.	FUNDING

The Replacement Plan shall be maintained as an unfunded Plan that is not intended to meet the qualification requirements of Section 401 of the Code. Except in the event of a Change in Control of the Corporation (as described in Section 7 hereof), all benefits under the Replacement Plan shall be payable solely from the general assets of the Corporation. In this regard, the rights of each Participant, Contingent Annuitant and Beneficiary under the Replacement Plan with respect to his or her Preservation Plan retirement benefit or survivor benefit shall be those of a general unsecured creditor of the Corporation. No Participant, Contingent Annuitant or Beneficiary hereunder shall be entitled to receive any benefits payable under the Replacement Plan from the assets of the Qualified Retirement Plan, nor shall the Corporation undertake to set aside assets in trust or otherwise segregate assets to fund its obligations under the Replacement Plan except as provided in Section 7 hereof.

8.	CHANGE OF CONTROL

In the event of a Change of Control of the Corporation, the Corporation shall immediately fully fund the value of all Accrued Benefits under the Replacement Plan, determined by the Actuary as of the date of the Change of Control. The required proceeds will be contributed to the United Technologies Corporation Pension Replacement Plan Retirement Security Trust. In addition, if the United Technologies Corporation Board of Directors Committee on Compensation and Executive Development takes any action under the United Technologies Corporation Long Term Incentive Plan (the “LTIP”) including, without limitation, the accelerated vesting or other adjustment to outstanding LTIP awards in anticipation of (i) a Change of Control (ii) an event, which if consummated, would constitute a Change of Control or (iii) any other significant change pertaining to the ownership of the Corporation, the Corporation shall then also immediately fund the United Technologies Corporation Pension Replacement Plan Retirement Security Trust. For purposes of this Section 7, “Change of Control” shall have the meaning given to that term under the LTIP.

9.	NONASSIGNABILITY

No Participant, Contingent Annuitant or Beneficiary or any other person shall have the right to sell, assign, transfer, pledge, or otherwise encumber any interest in the Replacement Plan. All Replacement Plan benefits are unassignable and non-transferable and shall not be subject to attachment or seizure for the payment of any debts, judgments or other obligations. No Replacement Plan interest shall be transferred by operation of law in the event of the bankruptcy or insolvency of a Participant, Contingent Annuitant, or Beneficiary.

10.	NO CONTRACT OF EMPLOYMENT

Participation in the Replacement Plan shall not be construed to constitute a direct or indirect contract of employment between the Corporation and the Participant. Nothing in the Replacement Plan shall be deemed to give a Participant the right to be retained in the service of the Corporation for any length of time. Participants, Contingent Annuitants and Beneficiaries shall have no rights against the Corporation resulting from participation in the Replacement Plan other than as specifically provided herein.

11.	OPERATION AND ADMINISTRATION

The Replacement Plan shall be administered by the Pension Administration and Investment Committee of United Technologies Corporation (the “Committee”). The Committee shall have the right to delegate its responsibilities hereunder to sub-committees and individuals. Any question of administration or interpretation arising under the Replacement Plan shall be determined by the Committee (or its delegate) in its full discretion, and its decision shall be final and binding upon all parties.

12.	TAXES/WITHHOLDING

The Corporation shall have the right to withhold taxes from Replacement Plan benefit payments to the extent it reasonably determines such withholding to be required by law.

13.	GOVERNING LAW

The Replacement Plan shall be construed, administered and enforced in accordance with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and to the extent not preempted thereby, the laws of the State of Connecticut (disregarding its choice-of-law rules).

14.	AMENDMENT AND DISCONTINUANCE

The Corporation expects to continue the Replacement Plan indefinitely, but reserves the right, by action of the Committee, to amend or discontinue the Replacement Plan at any time, provided, however, that no such action shall decrease any benefits accrued under the Replacement Plan as of the date of such action. Although the benefits accrued under the Replacement Plan are not subject to the restrictions imposed by Section 204(g) of ERISA, the proviso in the preceding sentence shall be construed in a manner consistent with Section 204(g) of ERISA. As a result, the proviso referred to in the preceding sentence imposes restrictions identical with the restrictions that would be imposed on the Replacement Plan if the Replacement Plan were subject to Section 204(g) of ERISA.

15.	SUCCESSORS

The provisions of the Replacement Plan shall bind and inure to the benefit of the Corporation, and its successors and assigns. The term successors shall include any corporate or other business entity that by merger, consolidation, purchase or otherwise acquires all or substantially all of the business and assets of the Corporation, and successors of any such Corporation or other entity.

16.	BENEFIT CLAIMS PROCEDURE

(a)	The Plan Administrator shall establish and communicate procedures for Participants to obtain forms required to effect elections and designations under the Plan. The Plan Administrator may establish a telephonic communication system to facilitate the administration of the Plan and to provide information to Participants, provided that any estimate of a Participant’s current or projected accrued benefit shall in no event be binding on the Plan Administrator in the event of any discrepancy between such estimate and a Participant’s actual Accrued Benefit, which, in all cases, shall control. Upon notification of the death of any Participant while in the employment of the Employer, the Plan Administrator may initiate any claim on behalf of the Spouse, Contingent Annuitant, or Beneficiary.

(b)	If a claim is denied, the Plan Administrator or its designated agent shall give the claimant notice in writing of such denial, which notice shall set forth (i) the specific reason(s) for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such materials or information are necessary; and (iv) an explanation of the Plan’s claim review procedure.

(c)

Within 60 days after receipt of the notice of denial described above, the claimant may request a review of such denial by filing a notice of appeal in writing with the Benefit Claims Appeal Committee (the “Benefits Appeal Committee”). Such notice must set forth all relevant factors upon which the appeal is based. The Benefits Appeal Committee shall decide the issues raised by the appeal, either with or without holding a hearing, and shall issue to the claimant a written notice setting forth its decision and the reasons for the decision. The

Benefits Appeal Committee’s decision shall be made not more than 60 days after it has received the claimant’s request for review, unless the Benefits Appeal Committee determines that special circumstances require an extension of time and so notifies the claimant, in which case a decision shall be made not more than 120 days after it has received the request for review. The Benefits Appeal Committee shall have the greatest discretion permitted by law in making decisions pursuant to this Section 16. All interpretations, determinations, and decisions of the Benefits Appeal Committee in respect of any claim shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.